                           SECOND AMENDMENT TO POST-
                     PETITION LOAN AND SECURITY AGREEMENT
                     ------------------------------------

     This SECOND AMENDMENT TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 10th day of January, 2000, by and among GULF STATES STEEL, INC. OF ALABAMA, an Alabama corporation and a Chapter 11 debtor-in-possession ("Borrower"); the financial institutions listed on the signature pages to the Revolver Loan Agreement (as hereinafter defined) and their respective successors and assigns which become "Lenders" as provided therein (such financial institutions and their respective successors and assigns referred to collectively herein as "Revolver Lenders" and individually as a "Revolver Lender"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for the Lenders pursuant to Section 12 of the Revolver Loan Agreement (together with its successors in such capacity, "Revolver Agent").

                                   Recitals:
                                   --------

     Borrower, Revolver Lenders, and Revolver Agent are parties to a certain Post-Petition Loan and Security Agreement dated July 1, 1999, as amended by that certain First Amendment to Post-Petition Loan and Security Agreement dated July 20, 1999 (as at any time amended, the "Revolver Loan Agreement"), pursuant to which Revolver Lenders have made certain revolving loans to Borrower.

     Borrower, the various lenders from time to time party thereto (the "Term Loan Lenders"), and ABLECO FINANCE LLC, a Delaware limited liability company, in its capacity as agent for the Term Loan Lenders (together with its successors in such capacity, "Term Loan Agent"), are parties to a certain Financing Agreement dated as of July 1, 1999, as amended by that certain Amendment Number One and Waiver and Consent to Financing Agreement dated as of December 29, 1999 (as at any time amended, the "Term Loan Agreement"), pursuant to which Term Loan Lenders have made certain term loans to Borrower.

     Both the Revolver Loan Agreement and the Term Loan Agreement contain, among other things, certain financial covenants applicable to Borrower, and the Revolver Lenders and Borrower intended for such covenants to be the same.

     The parties desire to amend the Revolver Loan Agreement as hereinafter set forth in order to, among other things, modify the financial covenants to match the financial covenants set forth in the Term Loan Agreement.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.      Definitions.  Capitalized terms used in this Amendment (including in the
        -----------
Recitals above), unless otherwise defined herein, shall have the meaning ascribed to such terms in the Revolver Loan Agreement.

1.      Amendment to Revolver Loan Agreement.  The Revolver Loan Agreement is
        ------------------------------------
hereby amended as follows:

a. By deleting Section 9.2.11 in its entirety and inserting the following in lieu thereof:

               9.2.11.  Permitted Debt.  Incur or suffer to exist any Debt
                        --------------
          other than Claims in existence on the Petition Date; the Obligations; Debt to Term Lender under the Term Lender Documents; Capitalized Lease Obligations and Permitted Purchase Money Debt to the extent expenditures in connection therewith are not in violation of Section
          9.3 hereof; and Debt (other than Debt for Money Borrowed, Capitalized Lease Obligations and Permitted Purchase Money Debt) incurred in the ordinary course of Borrower's business during the Chapter 11 Case, including Debt incurred pursuant to the Preferred Supplier Continuous Credit Program.

a. By deleting Sections 9.3.1, 9.3.2 and 9.3.3 in their entirety and inserting the following in lieu thereof:

               9.3.1.  Minimum Net Revenues.  Permit Borrower's Net Revenue from
                       --------------------
          operations to fall below the amount shown below for the period corresponding thereto:

        --------------------------------------------------------------------
        For the period of:                              Minimum Net Revenues
        --------------------------------------------------------------------
        November 1, 1999 to December 31, 1999         $49,865,000
        --------------------------------------------------------------------
        December 1, 1999 to January 31, 2000          $51,380,000
        --------------------------------------------------------------------
        January 1, 2000 to February 29, 2000          $50,485,000
        --------------------------------------------------------------------
        February 1, 2000 to March 31, 2000            $52,895,000
        --------------------------------------------------------------------
        March 1, 2000 to April 30, 2000               $56,965,000
        --------------------------------------------------------------------
        April 1, 2000 to May 31, 2000                 $58,080,000
        --------------------------------------------------------------------
        May 1, 2000 to June 30, 2000                  $58,670,000
        --------------------------------------------------------------------

               9.3.2.  Minimum Consolidated EBITDA. Permit Borrower's
                       ---------------------------
          Consolidated EBITDA to be less than the amount shown below for the period corresponding thereto:

        --------------------------------------------------------------------
        For the period of:                      Minimum Consolidated EBITDA
        --------------------------------------------------------------------
        January 1, 1999 to December 31, 1999          - $25,150,000
        --------------------------------------------------------------------
        February 1, 1999 to January 31, 2000          - $28,075,000
        --------------------------------------------------------------------
        March 1, 1999 to February 29, 2000            - $23,725,000
        --------------------------------------------------------------------
        April 1, 1999 to March 31, 2000               - $20,135,000
        --------------------------------------------------------------------
        May 1, 1999 to April 30, 2000                 - $16,375,000
        --------------------------------------------------------------------
        June 1, 1999 to May 31, 2000                  - $14,800,000
        --------------------------------------------------------------------
        July 1, 1999 to June 30, 2000                 - $12,725,000
        --------------------------------------------------------------------

               9.3.3.  Capital Expenditures. Permit Borrower's Capital
                       --------------------
          Expenditures to exceed the amount shown below for the period corresponding thereto, provided that Borrower may carry forward the amount by which the monthly limit exceeds Capital Expenditures actually made in any given month, it being

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

          agreed that the amount carried forward in respect of periods prior to December 1999 is $3,428,000:


        ------------------------------------------------------------------------
               For the month of:                    Maximum Capital Expenditures
        ------------------------------------------------------------------------
        June 1999                             $  905,000
        ------------------------------------------------------------------------
        July 1999                             $1,680,000
        ------------------------------------------------------------------------
        August 1999                           $  875,000
        ------------------------------------------------------------------------
        September 1999                        $1,005,000
        ------------------------------------------------------------------------
        October 1999                          $1,030,000
        ------------------------------------------------------------------------
        November 1999                         $  975,000
        ------------------------------------------------------------------------
        December 1999                         $  980,000
        ------------------------------------------------------------------------
        January 2000                          $  980,000
        ------------------------------------------------------------------------
        February 2000                         $  985,000
        ------------------------------------------------------------------------
        March 2000                            $  985,000
        ------------------------------------------------------------------------
        April 2000                            $  980,000
        ------------------------------------------------------------------------
        May 2000                              $  975,000
        ------------------------------------------------------------------------
        June 2000                             $  965,000
        ------------------------------------------------------------------------

                9.3.4.  Minimum Liquidity. At any time, permit (i) the sum of
                        -----------------
          (a) unrestricted cash, plus (b) Cash Equivalents, plus (c)
                                 ----                       ----
          Availability to be less than (ii) the remainder of (a) the aggregate amount Borrower has paid on pre-petition claims to trade creditors, minus (b) any amounts paid on account of pre-petition claims pursuant
          -----
          to the order of the Bankruptcy Court, minus (c) any amounts paid by
                                                -----
          Borrower to its secured creditors as adequate protection payments, minus (d) any amounts paid by Borrower to Kvaerner Metals.
          -----

a. By deleting the definition of "Availability Reserve" from Appendix A in its entirety and inserting the following in lieu thereof:

                Availability Reserve - on any date of determination thereof, an
                --------------------
          amount equal to the sum of the following (without duplication): (i) the amount of the Pre-Petition Debt outstanding as of the opening of business on such date (excluding the amount of any Pre-Petition Debt to be satisfied on the Closing Date); (ii) a reserve for general Inventory shrinkage that is determined by Agent from time to time in its reasonable credit judgment based upon Borrower's historical losses due to such shrinkage; (iii) any amount that Borrower is obligated to pay pursuant to the provisions of any of the DIP Financing Documents that Agent or Lenders elect to pay for the account of Borrower in accordance with authority contained in any of the DIP Financing Documents; (iv) all amounts of past due rent or other charges owing at such time by Borrower to any landlord of any premises where any of the Collateral is located; (v) the Professional Expense Reserve; (vi) a reserve in the amount of monthly charges due from time to time to the Alabama State Docks Department; (vii) the Inventory Reserve; (viii) the LC Reserve; (ix) such additional reserves as Agent may, in its sole credit judgment, determine to be appropriate from time to time;
          (x) $500,000 (provided that Agent may, in its discretion, increase such amount to $1,000,000 after the earlier to occur of (a) the day on which average Availability for the preceding 5 consecutive Business Days is less than

          $3,500,000 or (b) the day on which Availability on any Business Day is less than $1,000,000); and (xi) for so long as any Event of Default exists, such additional reserves as Agent, in its sole and absolute discretion, may elect to impose from time to time, without waiving any such Event of Default or Agent's entitlement to accelerate the maturity of the Obligations as a consequence thereof.

a. By deleting the definition of "Consolidated EBITDA" from Appendix A in its entirety and inserting the following in lieu thereof:

               Consolidated EBITDA - with respect to any Person for any period,
               -------------------
           the consolidated net income of such Person for such period, plus (i)
                                                                       ----
           without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining consolidated net income of such Person for such period:
           (a) Consolidated Net Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) extraordinary or unusual non-cash losses and other losses from sales of assets other than Inventory sold in the ordinary course of business, and (f) any reserves, in an amount not to exceed $15,000,000 in the aggregate, established by Borrower for the settlement of claims asserted by any Governmental Authority arising from the breach of any Environmental Law by Borrower which claims are not to be paid prior to the confirmation of Borrower's Reorganization Plan, minus (ii)
                                                           -----
           extraordinary or unusual non-cash gains and other gains from sales of assets other than Inventory sold in the ordinary course of business.

a. By adding the following definition of "Net Revenue" to Appendix A in appropriate alphabetical order:

               Net Revenue - with respect to any Person for any period, the
               -----------
          sum of (a) the aggregate amount of all revenues of such Person that would, as determined in accordance with GAAP, be classified as gross revenues on the consolidated income statement of such Person for such period, minus (b) the amount of all sales credits, discounts, credits
                  -----
          as a result of fraud, and any other credits that would, in accordance with GAAP, be charged against gross revenues for such period.

1.             Limited Waiver of Default.  Events of Default have occurred and
               -------------------------
currently exist under the Revolver Loan Agreement as a result of (a) Borrower's breach of Section 9.3.1 for the month of November 1999, (b) Borrower's breach of
Section 9.3.2 for the months of July 1999, August 1999, September 1999, October 1999 and November 1999, (c) the existence of defaults or events of default under the Term Loan Agreement arising because of Borrower's breach of the financial covenants set forth in the Term Loan Agreement (the "Designated Defaults"). Borrower represents and warrants that the Designated Default are the only Defaults or Events of Default that exist under the Revolver Loan Agreement and the other Loan Documents as of the date hereof. Revolving Lenders hereby waive the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or
(b) Borrower's obligation to comply with all of the terms and conditions of the Revolver Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

1.      Ratification and Reaffirmation.  Borrower hereby ratifies and reaffirms
        ------------------------------
the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

1.      Acknowledgments and Stipulations.  Borrower acknowledges and stipulates
        --------------------------------
that the Revolver Loan Agreement and notes are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Revolver Agent are duly perfected, first priority Liens, except as otherwise expressly provided in the Intercreditor Agreement; and the unpaid principal amount of the Revolver Loans on and as of the opening of business on January 10, 2000, totaled $47,039,846.64.

1.      Representations and Warranties.  Borrower represents and warrants to
        ------------------------------
Revolver Agent and each Revolver Lender, to induce Revolver Agent and each Revolver Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than the Designated Defaults; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Revolver Loan Agreement are true and correct on and as of the date hereof, except for such matters that have changed in compliance with the Loan Documents.

1.      Expenses of Revolver Agent and Revolver Lenders.  Borrower agrees to
        -----------------------------------------------
pay, on demand, all costs and expenses incurred by Revolver Agent and each Revolver Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Revolver Agent's and each Revolver Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

1.      Effectiveness; Governing Law.  This Amendment shall be effective upon
        ----------------------------
acceptance by Revolver Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

1.      No Novation, etc.  Except as otherwise expressly provided in this
        -----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Revolver Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Revolver Loan Agreement as herein modified shall continue in full force and effect.

1.      Counterparts; Telecopied Signatures.  This Amendment may be executed in
        -----------------------------------
any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

1.      Further Assurances.  Borrower agrees to take such further actions as
        ------------------
Revolver Agent or any Revolver Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                      BORROWER:
                                      --------

                                      GULF STATES STEEL, INC. OF ALABAMA


                                      By: /s/ James R. Grimm
                                          ----------------------------------
                                          Title: Senior VP & CFO
                                                 ---------------------------


                                      LENDERS:
                                      -------

                                      FLEET CAPITAL CORPORATION



                                      By: /s/ Robert Dailey
                                          ----------------------------------
                                          Title: Vice President
                                                 ---------------------------


                                      CONGRESS FINANCIAL CORPORATION


                                      By: /s/ John Husson
                                          ----------------------------------
                                          Title: Vice President
                                                 ---------------------------

                                      AGENT:
                                      -----

                                      FLEET CAPITAL CORPORATION, as Agent



                                      By: /s/ Robert Dailey
                                          ----------------------------------
                                          Title: Vice President
                                                 ---------------------------

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